UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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  STOCKGROUP INFORMATION SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

  N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

July 30, 2003

Dear Stockholder:

It is our pleasure to invite you to the Annual Meeting of Stockholders of Stockgroup Information Systems Inc. to be held on September 18, 2003 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 10:00am – 11:00am Pacific Time.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting.  I strongly urge you to sign, date and return your proxy promptly in the enclosed envelope.

We sincerely hope you will be able to join us at the meeting.  The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

Marcus A. New
Chairman of the Board,
Chief Executive Officer

Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

(September 18, 2003)

The Annual Meeting of Stockholders of Stockgroup Information Systems Inc. (the "Company") will be held on September 18, 2003 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 10:00am – 11:00am Pacific Time, for the following purposes:

1.

To elect Directors of the Company for the ensuing year;

2.

To reaffirm the appointment of Ernst & Young LLP as independent accountants for the Company;

3.

To approve the 2003 Stock Option Plan;

4.

To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on August 14, 2003 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

DAVID GILLARD, CGA
Secretary

July 30, 2003

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF STOCKGROUP INFORMATION SYSTEMS INC.
SEPTEMBER 18, 2003

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

The accompanying Form of Proxy is solicited on behalf of the board of directors of Stockgroup Information Systems Inc. (the "Corporation"), to be used at our annual meeting to be held at our offices at the 5th Floor, 750 West Pender Street, Vancouver, British Columbia, on September 18, 2003, at 10:00 a.m. local time.  This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-KSB for the fiscal year ended December 31, 2002, are first being mailed to shareholders on or about August 19, 2003.

We will bear the expense of this solicitation.  In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means.  Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons.  Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on August 14, 2003 are entitled to receive notice of, attend and vote at our annual meeting.  As of that date, there were 29,418,371 common shares in the capital of our Corporation issued and outstanding.  We have no other voting securities outstanding.  Each shareholder of record on August 14, 2003 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy.  A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting.  In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8.  All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement.  Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement, FOR the appointment of our independent auditor, Ernst & Young LLP and FOR the approval of the 2003 Stock Option Plan.  If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation.  Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting.  The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by our Corporation.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada.  ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada.  ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting.  A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity.  Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting.  A minimum of one person present in person or represented by proxy and holding a majority of the outstanding common shares entitled to vote at the annual meeting as at August 14, 2003 will constitute a quorum for the transaction of business at our annual meeting.  However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING.  IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.

by delivering a written notice of revocation to the Secretary of our Corporation;

2.

by submitting a duly executed proxy bearing a later date; or

3.

by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the board of directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than two (2) or more than seven (7).  The number of our directors has been set at six (6).  All of our current directors are standing for re-election at our annual meeting.  Each director who is elected will serve until an annual meeting is held for the fiscal period ending December 31, 2003, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.  We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director.  Votes may be cast in favor or withheld.  Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below.  All of the nominees are currently directors.  The following information as of July 30, 2003, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Positions with Company	Executive Officer/ Director Since	Shares of Common Stock Beneficially Owned as of July 30, 2003	Percent of Class
Nominees for Directors:
Marcus A. New	33	Chief Executive Officer and Chairman of the Board	3/11/99*	3,361,500(1)(2)	9.98%
Leslie A. Landes	59	President and a Director	6/15/99*	831,560(3)	2.76%
Craig D. Faulkner	32	Director	3/11/99*	784,000(1)(4)	2.65%
David N. Caddey	53	Director	6/15/99	160,000(1)(5)	0.54%
Louis deBoer II	51	Director	10/7/99	100,000(6)	0.34%
Jeffrey D. Berwick	32	Director	7/16/02	437,230(7)	1.49%

Executive Officers who are not Directors:
David E. Gillard	34	Chief Financial Officer, Secretary and Treasurer	11/17/01	100,000(8)	0.34%
All Directors and executive officers as a group . . . . . . . . . . . . .				5,429,290	18.10%

*

Prior to the acquisition that took place on March 11, 1999, such executive served as a member of the management team of Stock Research Group, Inc.

(1)

On March 11, 1999, we entered into a Share Exchange and Share Purchase Agreement with 579818 B.C. Limited, a British Columbia corporation, Stock Research Group, Inc., a British Columbia corporation, and all of the shareholders of Stock Research Group. Under that agreement we acquired all of the issued and outstanding shares of Stock Research Group in consideration of which 579818 B.C. Limited issued to the Stock Research Group shareholders 3,900,000 Class A Exchangeable Shares. We also issued to Stock Trans, Inc., our transfer agent, 3,900,000 shares of common stock, to hold as trustee for the benefit of the Stock Research Group shareholders. The exchangeable shares may be converted, at the option of the holder, into an equal number of shares of common stock held by the trustee. Pending any such conversion, each holder of the exchangeable shares may direct the trustee to vote an equivalent number of shares of common stock. The trustee has no discretion as to the voting or disposition of such common stock.

As a result of these transactions each of the former Stock Research Group shareholders has the right to vote, or to direct the trustee to vote on their behalf, a number of shares of common stock equal to the number of exchangeable shares held of record by them. In the aggregate, as of the date of this prospectus, the 2,808,000 shares of common stock held by the trustee represent approximately 9.55% of our issued and outstanding shares of common stock.

The trust created by these transactions will continue until the earliest to occur of the following events:

•

no outstanding exchangeable shares are held by any former Stock Research Group shareholder;

•

each of 579818 B.C. Limited and Stockgroup acts in writing to terminate the trust and such termination is approved by the holders of the exchangeable shares; and no outstanding exchangeable shares are held by any former Stock Research Group shareholder; and

•

December 31, 2098.

(2)

Marcus New directly owns 169,500 exchangeable shares and his wife, Yvonne New, owns directly 19,500 exchangeable shares. They both indirectly own, through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Marcus and Yvonne New beneficially own 2,134,000 exchangeable shares of common stock, which represent approximately 7.25% of our issued and outstanding common stock.

Mr. New also owns 2,000 shares of common stock which were purchased in the open market. On September 18, 2001, Mr. New was granted options to purchase 100,000 shares of common stock at an exercise price of $0.12 per share. These options fully vested on March 18, 2002 and expire on September 17, 2007. On March 5, 2002, Mr. New was granted options to purchase 400,000 shares of common stock at an exercise price of $0.22 per share, fully vesting on the grant date and with an expiry date of March 4, 2008.  On May 13, 2002, Mr. New was granted options to purchase 300,000 shares of common stock at an exercise price of $0.17 per share, fully vesting on grant date and with an expiry date of May 12, 2008.  In combination with Mr. New’s 2,134,000 exchangeable shares, his wife’s 80,500 common shares, his 800,000 vested options and 2,000 shares of common stock, Mr. New holds a beneficial ownership position in us of 3,016,500 shares, representing approximately 9.98% of issued and outstanding common stock.

(3)

Leslie A. Landes acquired 105,000 common shares by exercising 105,000 options on November 26, 2002. On August 10, 2001, Mr. Landes was granted 533,200 options at an exercise price of $0.22 and with an expiry date of August 9, 2007, of which 426,560 had vested as of the date of this filing.  On October 22, 2002, Mr. Landes was granted options to purchase 300,000 shares of common stock at an exercise price of $0.15 per share, fully vesting on the grant date and with an expiry date of October 21, 2008.  Mr. Landes’ common shares and vested options provide him with a beneficial ownership of 831,560 shares representing 2.76% of our issued and outstanding common stock.

(4)

Of the amount shown for Craig Faulkner, Mr. Faulkner directly owns 169,000 exchangeable shares and indirectly owns, through 569358 B.C. Ltd., a British Columbia company owned by Mr. Faulkner, 465,000 exchangeable shares. On September 18, 2001, Mr. Faulkner was granted options to acquire 100,000 shares of common stock at an exercise price of $0.12 per share, fully vesting on the March 18,2002, and with an expiry date of September 17, 2007.  On October 22, 2002, Mr. Faulkner was granted options to acquire 50,000 shares of common stock at an exercise price of $0.15 per share, fully vesting on the grant date and with an expiry date of October 21, 2008. Mr. Faulkner, through his direct and indirect holdings and 150,000 vested options, beneficially owns 784,000 shares representing 2.65% of our issued and outstanding common stock.

(5)

Of the amount shown for David Caddey, 50% (or 30,000 shares) are owned by Ms. Donna Caddey, Mr. Caddey’s wife.  Mr. Caddey and his wife each directly own 20,000 exchangeable shares. In addition, 20,000 shares of common stock are jointly owned by David and Donna Caddey. On August 10, 2001, Mr. Caddey was granted options to purchase 50,000 shares of common stock at an exercise price of $0.22 per share, full vesting on August 10, 2002, and an expiry date of August 9, 2007.  On October 22, 2002, Mr. Caddey was granted options to purchase 50,000 shares of common stock at an exercise price of $0.15 per share, full vesting on grant date, and an expiry date of October 21, 2008.  In combination with his direct and indirect holdings of 40,000 exchangeable shares and direct and indirect holdings of 20,000 shares of common stock, and 100,000 vested options, Mr. Caddey beneficially owns 160,000 shares representing less than 1% of issued and outstanding common stock.

(6)

Louis deBoer II was granted, on August 10, 2001, options to purchase 50,000 shares of common stock at an exercise price of $0.22 per share, with a six year term and fully vesting on August 10, 2002.  On October 22, 2002, Mr. deBoer was granted options to purchase 50,000 shares of common stock at an exercise price of $0.15 per share, fully vesting on the grant date and with an expiry date of October 21, 2008. Mr. deBoer’s vested options provide him with a beneficial ownership of 100,000 shares representing less than 1% of issued and outstanding common stock.

(7)

Jeffrey Berwick is a 27.8% shareholder in StockHouse Media Corporation. On June 19, 2002, we issued 2,080,000 common shares to StockHouse Media Corporation, pursuant to a Joint Venture Development and Operation Agreement. After the release from escrow of the 2,080,000 shares owned by StockHouse, and subsequent division of such to StockHouse shareholders, the share ownership of Mr. Berwick was 437,230 common shares, representing approximately 1.49% of our issued and outstanding common stock.

(8)

David Gillard was granted, on April 30, 2001, options to purchase 7,500 shares of common stock at an exercise price of $0.31 per share, fully vesting on October 31, 2001 with a six year exercise term.  On May 13, 2002, Mr. Gillard was granted options to purchase 92,500 shares of common stock at an exercise price of $0.15 per share, fully vesting on May 13, 2002 and with a six year exercise term.  Mr. Gillard has beneficial ownership of 100,000 shares of common stock representing less than 1% of issued and outstanding common stock.

Business Experience of Nominees and Executive Officers

Marcus A. New, Chief Executive Officer and Chairman of the Board

Marcus New is the founder, and has been our Chairman and Chief Executive Officer since May 1995. Mr. New is currently a director of Iwave.com Inc., an online information company.

Leslie A. Landes, President and a Director

Leslie Landes has served as our President and Chief Operating Officer since August 1998 and has been an advisor to us since shortly after our inception. Mr. Landes is also a director of TIR Systems Ltd., a lighting technology company, which is a public company.

Craig D. Faulkner, Director

Craig Faulkner is one of our founding partners and worked with us as Chief Technology Officer from 1995 to 2002. On March 28, 2002, Craig resigned as our Chief Technology Officer but he remains on the Board of Directors.  Mr. Faulkner is currently president of Kikara Martial Arts Academies, a martial arts franchising company.  He is also part of the advisory boards for Brand Fidelity an online service addressing the commercial naming and branding business, and Serveyor, a leading Managed Service Provider (MSP) for Internet Availability Monitoring, Performance Measurement and Quality testing.

David N. Caddey, B.Sc., M.Sc., Director

David Caddey has been a Director of Stockgroup since May 1995. Since July 1998 he has served as an Executive Vice President of MacDonald Dettwiler and Associates Ltd., a space technology and satellite services company that designs, manufactures, operates and markets a broad range of space products and services.

Louis deBoer II, Director

Lee deBoer has served as a director of Stockgroup since October 1999. Since May of 1998, he has served as President of MediaFutures, Inc., which provides consulting services to clients in the Internet and cable broadcasting industries.  From July 2000 through June 2001, he also served as CEO of Automatic Media Incorporated, an Internet media and software firm based in New York City.  Mr. deBoer is also a director of Click TV, a television production company in the UK and Priva Technologies, both of which are private companies.

Jeffrey D. Berwick, Director

Jeff Berwick has served as a director since July 2002.  Mr. Berwick has been Chief Executive Officer of StockHouse Media Corporation since 1995. In 2003 Mr. Berwick helped found Covenant Corporation, a leader in anti-piracy solutions in the entertainment industry, and retains an active role with the company.

David E. Gillard, CGA, Chief Financial Officer

Mr. Gillard has been Chief Financial Officer of Stockgroup since November 2001, and prior to that he had been with us in the capacity of Controller since March 2000.  Prior to joining us, he was employed by Maynards Industries Ltd., a privately held asset conversion company, from 1993 to 2000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2002, our board of directors held four (4) meetings and acted 17 times by written consent.  The meetings were attended by all of our directors either in person or by teleconference.

For the year ended December 31, 2002, the board of directors had two (2) standing committees:  the audit committee and the compensation committee.  We currently do not have a nominating committee.

Audit Committee

During the year ended December 31, 2002, the members of the audit committee included David Caddey, Lee deBoer and Craig Faulkner.  The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls.  The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2002, the audit committee met four (4) times.  The meetings were attended by all of the members of the committee either in person or by teleconference.

Report of the Audit Committee

The Securities and Exchange Commission rules now require our Corporation to include in our proxy statement a report from the Audit Committee of the Board.  The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process.  For the year ended December 31, 2002, the audit committee has:

(1)

reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2)

discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3)

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)

recommended to our board of directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-KSB for the period ended December 31, 2002, based on the review and discussions referred to above.

Each of the members of our audit committee is independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Compensation Committee

During the fiscal year ended December 31, 2002, the members of our compensation committee were David Caddey and Lee deBoer.  Our compensation committee did not meet during the fiscal year ended December 31, 2002.  Our compensation committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives.  Our compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.  No member of our compensation committee was, during the fiscal year ended December 31, 2002 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Report of the Compensation Committee

Compensation paid to our Corporation's executive officers is generally comprised of two elements:  base salary and long-term compensation in the form of stock options.  Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken.  Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy.  Subjective considerations of individual performance are considered in establishing incentive compensation.  In addition, our compensation committee considers our financial position and cash flow in making compensation decisions.

COMPENSATION OF DIRECTORS

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at board or committee meetings.  The board of directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director.  Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

Stockgroup compensates its outside directors by issuing options to acquire shares of common stock which fully vest after one year of service on the Board of Directors. David N. Caddey and Lee deBoer were each granted 50,000 such options on August 10, 2001 that have an exercise price of $0.22 per share and fully vested on August 10, 2002.  On October 22, 2002, Mr. Caddey and Mr. deBoer were each granted a further 50,000 options with an exercise price of $0.15 fully vesting immediately.  Craig Faulkner was also granted 50,000 options on October 22, 2002 with an exercise price of $0.15 fully vesting immediately, as director compensation.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer and the President of our Company for all services rendered to us in all capacities during each of the years ended December 31, 2000, 2001 and 2002.  None of the other executive officers received salary and bonus exceeding $100,000 during those years.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY $	SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION
Marcus A. New Chief Executive Officer Chairman and Director	2000 2001 2002	$ 147,460 $ 97,194 $ 93,441	0 100,000 375,000	$ 0 $ 0 $ 0
Leslie A. Landes President and Chief Operating Officer	2000 2001 2002	$ 145,668 $ 97,194 $ 93,441	0 533,200 (233,200)	$ 0 $ 0 $ 0

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2002

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2002.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

NAME	SECURITIES UNDERLYING OPTIONS GRANTED (1)(2)	% OF NET OPTIONS GRANTED TO EMPLOYEES IN YEAR (3)	EXERCISE PRICE $	EXPIRATION DATE
Marcus A. New	400,000	40.3%	0.22	March 4, 2008
Marcus A. New	300,000	30.2%	0.17	May 12, 2008
Marcus A. New	(325,000)	(32.7%)	2.50	cancelled options issued in prior year(s)
Leslie A. Landes	(533,200)	(53.7%)	0.94	cancelled options issued in prior year(s)
Leslie A. Landes	300,000	30.2%	0.15	October 20, 2008

(1) All of the above options are subject to the terms of our Stock Option Plan and are exercisable only as they vest.  The options have a term of six years from date of grant.

(2) All options were granted at an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

(3) The denominator is total options granted less total options forfeited during the year.

No bonuses were paid to named executive officers in any of the above years. No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in any of the above years.

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2002.

FISCAL YEAR-END OPTION/SAR VALUES

			Number of Shares Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Marcus A. New	0	$ 0	800,000	0	$ 49,000	$ 0
Leslie A. Landes	105,000	$1,050	726,560	106,640	$ 42,797	$ 3,199

(1)

The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2002 and the exercise price of the individual's options.  The closing bid price on December  31, 2002 was $0.211 per share.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements.

We have an employment agreement with our President, Leslie A. Landes. The initial term of this agreement is 5 years and expires August 4, 2003, with two possible renewal terms of two years each.  By virtue of neither party giving 90 days’ termination notice before August 4, 2003, the management agreement had been renewed until August 4, 2005. Under the agreement Mr. Landes is scheduled to receive a minimum compensation of CDN$150,000 per annum, however, he has consented to receive only CDN$135,000 per annum until further notice, with no provision for a retro-active increase back to CDN$150,000. The agreement may be terminated by us or Mr. Landes on 30 days notice, and if early termination is initiated by Stockgroup without cause, Mr. Landes is to receive a severance payment equal to 12 months compensation.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively.  Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended December 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of July 30, 2003, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

NAME AND ADDRESS* OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Marcus A. New	3,016,500	9.98%
Yvonne New	2,214,500	7.53%
518464 B.C. Ltd.	1,945,000	6.61%
U.S. Global Funds 7900 Callaghan Road San Antonio, Texas 78229	2,300,000	8.09%

*Unless otherwise referenced, the address for each of the above mentioned parties is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

(1)

Based on 29,418,371 shares of common stock issued and outstanding as of July 30, 2003.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of July 30, 2003, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

On March 11, 1999, we entered into a Share Exchange and Share Purchase Agreement with 579818 B.C. Limited, a British Columbia corporation, Stock Research Group, Inc., a British Columbia corporation, and all of the shareholders of Stock Research Group. Under that agreement we acquired all of the issued and outstanding shares of Stock Research Group in consideration of which 579818 B.C. Limited issued to the Stock Research Group shareholders 3,900,000 Class A Exchangeable Shares. We also issued to Stock Trans, Inc., our transfer agent, 3,900,000 shares of common stock, to hold as trustee for the benefit of the Stock Research Group shareholders. The exchangeable shares may be converted, at the option of the holder, into an equal number of shares of common stock held by the trustee. Pending any such conversion, each holder of the exchangeable shares may direct the trustee to vote an equivalent number of shares of common stock. The trustee has no discretion as to the voting or disposition of such common stock.

As a result of these transactions each of the former Stock Research Group shareholders has the right to vote, or to direct the trustee to vote on their behalf, a number of shares of common stock equal to the number of exchangeable shares held of record by them. In the aggregate, as of the date of this prospectus, the 2,808,000 shares of common stock held by the trustee represent approximately 9.55% of our issued and outstanding shares of common stock.

The trust created by these transactions will continue until the earliest to occur of the following events:

•

no outstanding exchangeable shares are held by any former Stock Research Group shareholder;

•

each of 579818 B.C. Limited and Stockgroup acts in writing to terminate the trust and such termination is approved by the holders of the exchangeable shares; and no outstanding exchangeable shares are held by any former Stock Research Group shareholder; and

•

December 31, 2098.

Marcus New directly owns 169,500 exchangeable shares and his wife, Yvonne New, owns directly 19,500 exchangeable shares. They both indirectly own, through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Marcus and Yvonne New beneficially own 2,134,000 exchangeable shares of common stock, which represent approximately 7.25% of our issued and outstanding common stock.

Mr. New also owns 2,000 shares of common stock which were purchased in the open market. On September 18, 2001, Mr. New was granted options to purchase 100,000 shares of common stock at an exercise price of $0.12 per share. These options fully vested on March 18, 2002 and expire on September 17, 2007. On March 5, 2002, Mr. New was granted options to purchase 400,000 shares of common stock at an exercise price of $0.22 per share, fully vesting on the grant date and with an expiry date of March 4, 2008.  On May 13, 2002, Mr. New was granted options to purchase 300,000 shares of common stock at an exercise price of $0.17 per share, fully vesting on grant date and with an expiry date of May 12, 2008.  In combination with Mr. New’s 2,134,000 exchangeable shares, his wife’s 80,500 common shares, his 800,000 vested options and 2,000 shares of common stock, Mr. New holds a beneficial ownership position in us of 3,016,500 shares, representing approximately 9.98% of issued and outstanding common stock.

Yvonne New owns directly 80,500 common shares.  Her direct shares in combination with her beneficial ownership of 2,134,000 exchangeable shares give her a beneficial ownership position in us of 2,214,500 shares, representing approximately 7.53% of issued and outstanding common stock.

U.S. Global Funds owns 2,300,000 shares, representing approximately 8.09% of issued and outstanding common stock.

PROPOSAL TWO - RATIFY THE APPOINTMENT OF AUDITOR

Ernst & Young, LLP of Vancouver, British Columbia, Canada, has been selected by our board of directors to serve as our independent public accountant for the fiscal year ending December 31, 2003.  Ernst & Young LLP has served as our auditor since 1999.  It is proposed that the remuneration to be paid to the auditor be fixed by our board of directors.

A representative of Ernst & Young LLP is not expected to be present at our annual meeting, nor is a representative of Ernst & Young LLP expected to make a statement.  In the event that a representative of the auditor is present at our annual meeting, the representative will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

During the two most recent fiscal years and any subsequent interim periods preceding the date of this report there were no:

(a)

disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the auditor, would have caused either of them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years;

(b)

reportable events involving Ernst & Young LLP that would have required disclosure under Item 304(a)(1)(v) of Regulation S-B; or

(c)

written or oral consultations between us and Ernst & Young LLP regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on our financial statements that was considered an important factor by us in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-B.

The audit committee has considered whether the provision of the services with respect to audit related fees, tax fees, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

AUDIT FEES

The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year.  The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 were $44,173.

AUDIT RELATED FEES

For the fiscal year ended March 31, 2003, the aggregate fees billed for assurance and related services by Ernst & Young LLP relating to the performance of the audit and review of our financial statements which are not reported under the caption "Audit Fees" above, were $25,090.  These audit-related fees pertained primarily to accounting consultation in respect of pension and statutory audits, business acquisitions, accounting and consultations.

ALL OTHER FEES

During the fiscal year ended December 31, 2002, Ernst & Young, LLP provided us with non-audit services or products for which we paid fees of $16,610.

The audit committee has considered the nature and amount of the fees billed by Ernst & Young LLP and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young's independence.

PROPOSAL THREE  -  APPROVAL OF THE 2003 STOCK OPTION PLAN

A copy of the proposed 2003 Stock Option Plan (the “2003 Plan”) is included with these Proxy Materials, and is hereby incorporated by reference.

The Board of Directors approved the plan in a resolution dated August 4, 2003.  Awards of options under the 2003 Plan are at the discretion of the Board of Directors. The 2003 Plan is subject to acceptance by the TSX Venture Exchange.  As of the date of this filing, no options have been issued under the plan.

The 2003 Plan replaces the 916,978 unissued options available under our 1999, 2000, 2001 and 2002 Stock Option Plans, and reserves an additional 2,383,022 shares for issuance, for a total of 3,300,000 shares.  When added to the 2,504,200 shares underlying issued and outstanding options from our 1999, 2000, 2001 and 2002 Stock Option Plans, the 2003 Plan will give us a total of 5,804,200 shares reserved for employee stock options.

No further options shall be granted under the 1999, 2000, 2001 and 2002 Stock Option Plans.

SUMMARY OF ALL STOCK OPTION PLANS

A summary of the key features of the 2003 Plan appears below.  This summary is qualified by and made subject to the specific provisions of the 2003 Plan.

ADMINISTRATION

The 2003 Plan is to be administered by the Board of Directors or its designated plan administrator(s). The Board is authorized to interpret the 2003 Plan; determine the terms and conditions of each option including any restrictions to be imposed upon transfer of shares purchased pursuant to the options; establish and amend the rules for its administration; determine which key employees will be granted options; determine the number of shares and type of options to be granted to each eligible employee; and prescribe the form of all stock option agreements.

ELIGIBILITY

Consistent with the 2003 Plan's purposes, Options may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option.

TYPES OF AWARDS AND CONSIDERATION RECEIVED

To provide a flexible and competitive program, the 2003 Plan awards non-qualified stock options or restricted shares. The Company will not receive consideration for the granting of options under this plan, except to the extent that options or shares are granted in return for services as permitted by the 2003 Plan. The awards are not transferable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

RESERVATION OF SHARES

The 2003 Plan provides for the granting of options for an aggregate of 3,300,000 shares of Class A Common Stock. Authorized but unissued shares and treasury shares may be made available for issuance under the 2003 Plan. In the event of changes affecting Stockgroup’s common stock such as the payment of a stock dividend, the declaration of a stock split, combination of shares, recapitalization, merger, consolidation, or other corporate reorganization in which Stockgroup is the surviving company, the Board shall make adjustments to awards and shares under the 2003 Plan.

TERMS OF OPTIONS

OPTION PRICE  -  The purchase price of shares subject to any option must be at least 100% of the fair market value of the shares on the date of grant. Fair market value is defined in the 2003 Plan as the value of the Shares determined by the Board or the Committee or a Designated Officer in such manner as it may deem equitable for Plan purposes but, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the high and low trading prices of the Shares on the Date of Grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board). Upon exercise, the option price is to be paid in full in cash or by check, or by surrender of a number of shares of common stock having a fair market value equal to the option price, or a combination of both.

EXERCISE OF OPTIONS  -  The maximum term of any stock option is 5 years from the date the option is granted. No incentive stock option may be granted after December 31, 2012. In the event of a dissolution or liquidation of Stockgroup or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which Stockgroup is not the surviving corporation or, if so provided by the Board with respect to a particular option in the event of a Change of Control, all options previously granted and still outstanding, regardless of their terms, will become exercisable.

If the employment of an optionee terminates due to his/her death or disability, all of the optionee's outstanding vested options must be exercised within six months or the stated period of the option, whichever is shorter. Notwithstanding the foregoing, if the optionee of an incentive stock option retires or voluntarily terminates his/her employment, his/her outstanding vested incentive stock options must be exercised within three months or within the stated period of the option, whichever is shorter. If an optionee's employment terminates for any reason other than voluntary termination, retirement, death or disability, all of the optionee's outstanding options, unless otherwise provided in an employment agreement, shall become null and void. In any event, no option may be exercised after termination of employment for any reason if it has not vested as at the date of termination of employment.

AMENDMENT

The Board of Directors may amend, alter, suspend or discontinue the 2003 Plan. However, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS  -  The grantee of an incentive stock option will not be deemed to receive any taxable income upon the grant or exercise of an option, and any gain realized upon the disposition of shares acquired pursuant to an option will be treated as capital gain. However, in order for such capital gain treatment to be applicable, the shares acquired upon exercise of the option ordinarily must not be disposed of within two years after the date of grant or within one year of the date of exercise, and the option must be exercised prior to or within a specified period after a grantee's termination of employment. No gain or loss will be recognized by Stockgroup either upon the grant or upon the exercise of a qualifying incentive stock option. The difference between the option exercise price and the fair market value of the shares on the option exercise date of an incentive stock option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

If shares acquired pursuant to an incentive stock option are disposed of before the holding periods described above expire, then the excess of the fair market value (but not in excess of the sales proceeds) of such shares on the option exercise date over the option price will be treated as ordinary income to the grantee in the year in which such disposition occurs and Stockgroup will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the shares on the option exercise date will be treated as capital gain or loss.

RESTRICTED SHARES  -  The grantee of restricted shares will not be deemed to receive any taxable income upon the grant of the shares. When a restricted share is issued, the grant price will be an allowable income tax deduction to Stockgroup. When a restricted share is sold, the excess of the fair market value of the shares on the sale date over the grant price will be a capital gain to the grantee.

The full text of the 2003 Plan is attached as Exhibit A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2003 PLAN.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2003 (the "2003 Annual Meeting") must be received by our Corporation no later than June 30, 2004.  All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2003 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than June 30, 2004; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2003 annual meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7  Attention:  David Gillard, Secretary.

With respect to business to be brought before the 2002 annual meeting to be held on September 18, 2003, we have not received any notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2002, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2002.  A copy of the Annual Report to Shareholders on Form 10-KSB has been sent, or is concurrently being sent, to all shareholders of record as of August 14, 2003.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to David Gillard, Secretary, at Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company (facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the years ended December 31, 2002, December 31, 2001 and December 31, 2000, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

David Gillard, CGA
Secretary

Dated:  July 30, 2003

Stockgroup Information Systems Inc.                                                                                                                                                                                                 2003 Option Plan

Exhibit A – 2003 Stock Option Plan

STOCKGROUP INFORMATION SYSTEMS INC.

2003 STOCK OPTION PLAN

3,300,000 OPTIONS

The 2003 Stock Option Plan replaces the 1999, 2000, 2001 and 2002 Stock Options Plans (the “Old Plans”) as to the portion of common shares of each which is available for issue as of July 31, 2003, which, in aggregate, is 916,978 common shares.  In addition, the 2003 Stock Option Plan reserves for issuance an additional 2,383,022 common shares, for a total of 3,300,000 common shares.

1.

Purposes of the Plan.

The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within Stockgroup Information Systems Inc. (the "Company"), (ii) provide additional incentives to Employees, Directors and Consultants of the Company, (iii) provide Employees, Directors and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and (iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase Shares.

Incentive benefits granted hereunder are Non-qualified Stock Options or Restricted Shares, as those terms are hereinafter defined. The Options granted shall be reflected in the terms of a written Incentive Agreement. No Option granted hereunder shall be effective until an Incentive Agreement with respect to such Option is executed by both the Company and the Participant.

2.

Definitions.

As used herein, the following definitions shall apply:

2.1

"Board" shall mean the Board of Directors of the Company.

2.2

"Change of Control" means a change in ownership or control of the Company effected through any of the following transactions:

(a)

the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

i

(b)

a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c)

a Corporate Transaction as defined below.

2.3

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

2.4

"Committee" shall mean the Committee appointed by the Board in accordance with Section 4.1 of the Plan, if one is appointed.

2.5

"Company" shall mean Stockgroup Information Systems Inc. a Colorado corporation, and shall include any parent or subsidiary corporation of the Company.

2.6

"Consultants" and "Advisors" shall include any third party (and/or employees or principals thereof) retained or engaged by the Company to provide ongoing consulting services to the Company pursuant to a written contract, including any consulting company wholly owned by such person; provided that such consultant: (a) possess technical, business, management, or legal expertise of value to the Company or an affiliate; (b) spends a significant amount of time and attention on the business and affairs of the Company; and (c) has a relationship with the Company or an affiliate that enables the individual to have knowledge concerning the business and affairs of the Company.

2.7

"Corporate Transaction" means any of the following shareholder-approved transactions to which the Company is a party:

(a)

a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(b)

the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

(c)

any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

2.8

"Date of Grant" means the date specified by the Board or the Committee or a Designated Officer on which a grant of Options shall become effective.

2.9

“Designated Officer” shall mean an Officer designated under section 4.2 (b) herein.

2.10

"Director" shall mean a member of the Board.

2.11

"Effective Date" shall have the meaning ascribed thereto in Section 6.

2.12

"Employee" shall mean any employee or Officer of the Company. For purposes of Section 7 hereof, the term “Employee” shall also include Directors, Consultants and Advisors.

2.13

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.14

"Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Shares determined by the Board or the Committee or a Designated Officer in such manner as it may deem equitable for Plan purposes but, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the high and low trading prices of the Shares on the Date of Grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board).

2.15

"Incentive Agreement" shall mean the written agreement between the Company and the Participant relating to Options or Restricted Shares granted under the Plan.

2.16

"Officer" shall mean any officer of the Company.

2.17

"Non-qualified Stock Option" means an Option that is not intended to qualify as a Tax-Qualified Option (as defined in the Code).

2.18

"Option" means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option granted pursuant to Section 7 of this Plan.

2.19

"Option Price" means the purchase price payable upon the exercise of an Option.

2.20

"Optioned Stock" shall mean the Shares subject to an Option.

2.21

"Option Term" shall have the meaning ascribed to it in Section 7.3.

2.22

"Optionee" shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

2.23

"Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.24

"Participant" means a person who is selected by the Board or the Committee or a Designated Officer to receive benefits under this Plan and (i) is at that time an Employee, Officer, Director, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

2.25

"Plan" shall mean this 2003 Stock Option Plan, as amended from time to time in accordance with the terms hereof.

2.26

"Restricted Shares" means Common Shares granted or sold pursuant to section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8.9 hereof has expired.

2.27

"Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

2.28

"Shares" shall mean (i) shares of the Common Stock, no par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 8 of this Plan, in each case as the same may be adjusted pursuant to Section 8 of this Plan.

2.29

"Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.30

"Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

2.31

"Termination Date" shall have the meaning ascribed thereto in Section 12.

3.

Shares Subject to the Plan.

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is Three Million Three Hundred Thousand (3,300,000) Shares. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year.

For the purposes of this Section 3:

3.1

Upon expiration or cancellation of any award granted under this Plan, any Shares that were covered by such award shall again be available for issuance or transfer hereunder.

3.2

Shares covered by any award granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or the time when dividends or dividend equivalents are paid thereon.

4.

Administration of the Plan.

4.1

Procedure.

(a)

The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

(b)

Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

(c)

A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(d)

Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 4.

4.2

Power of the Board or the Committee or a Designated Officer

(a)

Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options or shares to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.13 of the Plan, the Fair Market Value of the Shares; (iii) to determine the Option price per share of Options to be granted, which Option Price shall be determined in accordance with Section 7.4 of the Plan; (iv) to determine the number of Shares to be represented by each Option; (v) to determine the Participants to whom, and the time or times at which, Options or shares shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (xi) to accept or reject the election made by an Optionee pursuant to Section 7.5 of the Plan; (xii) to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to performance criteria, and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

v

(b)

The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

4.3

Effect of Board or Committee or Designated Officer Decisions. All decisions and determinations and the interpretation and construction by the Board or the Committee or a Designated Officer of any provision of this Plan or any agreement, notification or document evidencing the grant of Options and any determination by the Board or the Committee or a Designated Officer pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or the Committee or a Designated Officer shall be liable for any such action taken or determination made in good faith.

5.

Eligibility.

Consistent with the Plan's purposes, Options or shares may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option or shares may, if he or she is otherwise eligible, be granted an additional Option or shares.  It is required under the Plan that where options are granted to Directors, Officers, Employees, Consultants and Advisors of the Company, the Company represents that the Optionee is a bona fide Director, Officer, Employee, Consultant or Advisor as the case may be.

At no time, however, may Options under the Plan, together with all of the Company’s previously established or proposed share compensation arrangements, result, at any time, in:

(a)

more than 5% of the outstanding shares of common stock of the Company being granted to any one Participant in any 12 month period (unless the Company is classified as a Tier 1 Issuer, in accordance with the TSX Venture Exchange Corporate Finance Manual, and has obtained disinterested shareholder approval);

(b)

more than 2% of the outstanding shares of common stock of the Company being granted to any one consultant in any 12 month period; or

(c)

more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to an employee conducting investor relations activities, in any 12 month period.

6.

Board Approval; Effective Date.

The Plan shall take effect on July 7, 2003 (the "Effective Date"), the date on which the Board approved the Plan. No Option may be granted after the Termination Date as hereinafter defined.

7.

Options or Shares.

The Board or the Committee or a Designated Officer may from time to time authorize grants to Participants of Options to purchase Shares, or the grant of shares upon such terms and conditions as the Board or the Committee or a Designated Officer may determine in accordance with the following provisions:

7.1

Options or Shares to be Granted; Terms.

(a)

Options granted pursuant to this Section 7 would be Non-qualified Stock Options. The Board or the Committee or a Designated Officer shall determine the specific terms of Options.

(b)

Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the Options or installments thereof shall become exercisable.

(c)

Any grant of an Option may provide for the payment to the Optionee of dividends equivalent thereon in cash or Shares on a current, deferred or contingent basis, or the Board or the Committee or a Designated Officer may provide that any dividend equivalents shall be credited against the Option Price.

(d)

The granting of Options or Shares to Consultants who directly or indirectly beneficially own 10% or more of the Company’s issued and outstanding Shares or who is an affiliate of such person must be approved by the requisite vote of the disinterested shareholders in accordance with applicable securities regulatory requirements.

(e)

All Options issued under the Plan shall vest over a period of at least two years and not greater than 12.5% of the Options may vest in any given quarter.

(f)

All Options issued under the Plan are non-transferable.

7.2

Number of Shares Subject to Options. Each grant shall specify the number of Shares to which it pertains.  Subject to Section 5, successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

7.3 Term of Option; Earlier Termination.  Subject to further provisions of this Section 7, unless otherwise provided in the Incentive Agreement, the term (the "Option Term") of each Option shall be five years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Incentive Agreement.  In no case shall the Option Term exceed five years.

7.4

Exercise Price. Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee or a Designated Officer; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.  In the case of options granted to consultants, the exercise price shall be no less than the Fair Market Value per share on the Date of Grant.

7.5

Payment for Shares. The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid as follows:

(a)

Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board or the Committee or a Designated Officer may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee or a Designated Officer may determine in accordance with this Plan, and (iv) any combination of the foregoing. The Board (or the Committee or a Designated Officer) in its sole discretion may permit a so-called "cashless exercise" of an Option.

In the event of a cashless exercise of an Option the Company shall issue the Optionee holder the number of Shares determined as follows:

X = Y (A-B)/A

where:

X = the number of Shares to be issued to the Optionee.

Y = the number of Shares with respect to which the Option is being exercised.

A = the average of the closing sale prices of the Shares for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise, or in the absence thereof, the Fair Market Value on the Date of Exercise.

B = the Option Price.

(b)

Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which an Optionee shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Shares, and (ii) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to complete the sale transaction.

(c)

The Board or the Committee or a Designated Officer shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

7.6

Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option. No adjustment will be made for a dividend or the right thereto for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan.

7.7

Loans or Installment Payments; Bonuses.

(a)

The Board or the Committee or a Designated Officer may, in its discretion, assist any Optionee in the exercise of one or more awards under the Plan, including the satisfaction of any federal, provincial, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Optionee; or (ii) permitting the Optionee to pay the Option Price for the purchased Shares in installments; or (iii) a guaranty by the Company of a loan obtained by the Participant from a third party; or (iv) granting a cash bonus to the Optionee to enable the Optionee to pay federal, state, local and foreign income and employment tax obligations arising from an award.

(b)

Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee or a Designated Officer specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the Option Price of the acquired Shares (less the par value of such Shares) plus any federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of such Shares. The amount of any bonus shall be determined by the Board or the Committee or a Designated Officer in its sole discretion under the circumstances.

(c)

The Board or the Committee or a Designated Officer may, in its sole discretion, determine that one or more loans extended under this Section 7.7 shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee or a Designated Officer may deem appropriate; provided, however, that the Board or the Committee or a Designated Officer shall not forgive that portion of any loan owed to cover the par value of the Shares.

(d)

Any Shares purchased and paid for as provided in this Section 7.7 must be held by a trustee duly appointed by the Company until such time as the Shares have been paid for in full.

7.8

Exercise of Option.

(a)

Procedure for Exercise.

(i)

Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee or a Designated Officer, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or the Committee or a Designated Officer at the time of grant, an Option may be exercised in whole or in part.

(ii)

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or the Committee or a Designated Officer, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

(iii)

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee. Unless otherwise provided in an Incentive Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee receives notice that the Employee's employment by the Company is terminated. In no case shall options issued to a Director, Officer, Employee,  Consultant or Advisor be exercisable for more than 90 days after the Optionee ceases to be in one of those categories. In no case shall options issued to an individual engaging in investor relations activities be exercisable for more than 30 days after the Optionee ceases to be engaged in such activities.  If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his or her Option at any time within one (1) months after the date he or she ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of such termination, or if the Employee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

x

(c) Disability. Unless otherwise provided in the Incentive Agreement, notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his or her employment with the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), the Employee may exercise his Option at any time within six (6) months after the date of termination, but only to the extent the Employee was entitled to exercise it at the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of termination, or if the Employee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death. Unless otherwise provided in the Incentive Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

7.9

Option Re-issuance. The Board or the Committee or a Designated Officer shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options under this Section 7 and grant in substitution new Options under the Plan covering the same or a different number of Shares but with an Option Price which, in the case of options granted to consultants, shall be not less than the Fair Market Value per share on the new Date of Grant.  In the event of an Option re-issuance to a Director or senior Officer of the Company or a company that beneficially owns or controls, directly or indirectly, voting Shares carrying more than 10% of the voting rights attached to all outstanding voting Shares of the Company, or a person who beneficially owns or controls, directly or indirectly, voting Shares carrying more than 10% of the voting rights attached to all outstanding voting Shares of the Company, such re-issuance will require disinterested shareholder approval.

7.10

Incentive Agreement. Each grant of an Option or Restricted Share award shall be evidenced by an Incentive Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee or a Designated Officer may determine consistent with this Plan.

8.

Restricted Shares.

Restricted Shares are shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the Participant. The transfer of Restricted Shares and the transfer and sale of Restricted Shares shall be subject to the following terms and conditions:

8.1

Number of Shares. The number of Restricted Shares to be transferred or sold by the Company to a Participant shall be determined by the Board or Committee or a Designated Officer, if any.

8.2

Sale Price. The Board or the Committee or a Designated Officer shall determine the prices, if any, at which Restricted Shares shall be sold to Participant, which may vary from time to time and among Participants, and which may be below the Fair Market Value of such shares of Common Stock on the date of sale.

8.3

Restrictions. All Restricted Shares transferred or sold hereunder shall be subject to such restrictions as the Board or the Committee or a Designated Officer may determine, including, without limitation, any or all of the following:

(a)

a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee or a Designated Officer shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

(b)

a requirement that the holder of Restricted Shares forfeit or resell back to the Company, at his cost, all or a part of such Restricted Shares in the event of termination of his employment during any period in which such Restricted Shares are subject to restrictions; and

(c)

a prohibition against employment of the holder of such Restricted Shares by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

8.4

Escrow. In order to enforce the restrictions imposed by the Board or the Committee or a Designated Officer pursuant to Section 8.3 above, the Participant receiving Restricted Shares shall enter into an agreement with the Company setting forth the conditions of the grant. Restricted Shares shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

8.5

End of Restrictions. Subject to Section 8.3, at the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Restricted Shares will be delivered, free of all restrictions, to the Participant or to the Participant's legal representative, beneficiary or heir.

8.6

Stockholder. Subject to the terms and conditions of the Plan, each Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such shares of stock during any period which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant currently.

8.7

Ownership of Restricted Shares. Each grant or sale shall constitute an immediate transfer of the ownership of the Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer referred to hereinafter.

8.8

Additional Consideration. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share on the Date of Grant.

8.9

Substantial Risk of Forfeiture.

(a)

Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee or a Designated Officer on the Date of Grant.

(b)

Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee or a Designated Officer on the Date or Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

8.10

Dividends. Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of the Committee or a Designated Officer may determine.

9

Adjustments Upon Changes in Capitalization or Merger.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee or a Designated Officer, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number of Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

10.

Transferability.

Except to the extent otherwise expressly provided in the Plan, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. No Option granted under this Plan may be transferred by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionees jurisdiction of residence. Options granted under this Plan may not be exercised during a Participant's lifetime except by the Optionee or, in the event of the Optionee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

11.

Time of Granting of Options.

The Date of Grant of an Option shall, for all purposes, be the date on which the Board or the Committee or a Designated Officer makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

12.

Amendment and Termination of the Plan.

12.1

The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

12.2

Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

12.3

Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) December 31, 2010 or such earlier date as the Board shall determine, or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued and fully exercised (the “Termination Date”). Upon termination of the Plan, no further Options may be granted pursuant to the Plan, but all Options granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the Incentive Agreements evidencing such Options.

13.

Withholding Taxes.

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee or a Designated Officer, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

14.

Corporate Transaction or Change of Control.

The Board or the Committee or a Designated Officer shall have the right in its sole discretion to include with respect to any award granted to an Optionee hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to an Optionee.

15.

Miscellaneous Provisions.

15.1

Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

15.2

Construction of Plan. The place of administration of the Plan shall be in Vancouver, British Columbia or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

15.3

Other Compensation. The Board or the Committee or a Designated Officer may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

15.4

Continuation of Employment or Services. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

15.5

Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Board or the Committee or a Designated Officer may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

15.6

Binding Effect. The provisions of the Plan and the applicable Incentive Agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

15.7

Exchange Act Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee or a Designated Officer fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee or a Designated Officer.

15.8

Conditions upon Issuance of Shares.

(a)

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the British Columbia Securities Act, applicable securities legislation in any other jurisdiction, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

(c)

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.9

Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee or a Designated Officer may provide for the elimination of fractions or for the settlement thereof in cash.

15.10

Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.11

Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee and any Designated Officer shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member or a Designated Officer shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member or a Designated Officer undertakes to handle and defend it on his own behalf.

15.12

Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

15.13

Use of Proceeds. Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

15.14

Regulatory Approvals.

(a)

The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

(b)

No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws,

15.15

Other Tax Matters. Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America and Canada or any state, province or territory thereof.

End of 2003 Stock Option Plan